UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2009

SPECTRUM PHARMACEUTICALS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-28782	93-0979187
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

157 Technology Drive Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 788-6700

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 4, 2009, Spectrum Pharmaceuticals, Inc. issued a press release announcing that its proprietary drug, ZEVALIN®, received approval from the U.S. Food and Drug Administration (FDA) for an expanded label for the treatment of patients with previously untreated follicular non-Hodgkin’s Lymphoma (NHL), who achieve a partial or complete response to first-line chemotherapy.  This new and expanded indication supplements the 2002 FDA approval of ZEVALIN as treatment for patients with relapsed or refractory, low-grade or follicular B-cell non-Hodgkin’s lymphoma.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibits:	Description of Document

99.1	Press Release dated September 4, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2009

SPECTRUM PHARMACEUTICALS, INC.

By: /S/ Rajesh C. Shrotriya, M.D.
Name: Rajesh C. Shrotriya, M.D.
Title: CEO & President

EXHIBIT INDEX

Exhibits:	Description of Document

99.1	Press Release dated September 4, 2009.

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